CHINA PUBLIC SECURITY TECHNOLOGY, INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2007 Equity Incentive Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement").

I.     NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant	________________________

Vesting Commencement Date	________________________

Exercise Price per Share	________________________

Total Number of Shares Granted	________________________

Total Exercise Price	________________________

Type of Option:	____	Incentive Stock Option

	____	Nonstatutory Stock Option

Expiration Date:	________________________

Vesting Schedule:	________________________

Termination Period:

To the extent vested, this Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider, unless termination is due to Optionee’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Optionee ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Expiration Date as provided above and may be subject to earlier termination as provided in the Plan.

II.     AGREEMENT

1.     Grant of Option. The Administrator of the Company grants to the Optionee named in the Notice of Stock Option Grant in Part I of this Option Agreement, an Option to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option.

2.     Exercise of Option.

(a)     Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)     Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") or in a manner and pursuant to procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares being acquired, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of a fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless the issuance and exercise of Shares complies with Applicable Laws. Assuming compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to the Shares.

3.     Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)     cash;

(b)     check;

(c)     to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(d)     to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares being acquired;

(e)     consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(f)     by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(g)     any combination of the foregoing methods of payment; or

(h)     other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

4.     Restrictions on Exercise. This Option may not be exercised (a) until such time as the Plan has been approved by the shareholders of the Company, or (b) if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws. The Company shall be relieved of any liability with respect to any delayed issuance of shares or its failure to issue shares if such delay or failure is necessary to comply with Applicable Laws.

5.     Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

6.     Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during the term only in accordance with the Plan and the terms of this Option.

7.     Tax Obligations.

(a)     Withholding Taxes. Optionee agrees to arrange for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if withholding amounts are not delivered at the time of exercise.

(b)     Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, the Optionee shall immediately notify the Company of the disposition in writing. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

(c)     Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the "IRS") to be less than the Fair Market Value of a Share on the date of grant (a "discount option") may be considered deferred compensation. An Option that is a discount option may result in (i) income recognition by the Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Optionee shall be solely responsible for Optionee’s costs related to such a determination.

8.     No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING OPTIONEE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING OPTIONEE) TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9.     Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered or sent by telecopy, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to the Optionee, to the address (or telecopy number) set forth on the Notice of Stock Option Grant; and

if to the Company, to the attention of the Chief Financial Officer at the address set forth below:

China Public Security Technology, Inc.
21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People’s Republic of China

or to any other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any communication shall be deemed to have been given (i) when delivered, if personally delivered, or when telecopied, if telecopied, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the fourth Business Day following the date on which the piece of mail containing the communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

10.     Specific Performance. Optionee expressly agrees that the Company will be irreparably damaged if the provisions of this Option Agreement and the Plan are not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Option Agreement or the Plan by the Optionee, the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or decree for specific performance, in accordance with the provisions hereof and thereof. The Administrator shall have the power to determine what constitutes a breach or threatened breach of this Option Agreement or the Plan. The Administrator’s determinations shall be final and conclusive and binding upon the Optionee.

11.     No Waiver. No waiver of any breach or condition of this Option Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

12.     Optionee Undertaking. The Optionee agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Option Agreement.

13.     Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Option Agreement and the Plan.

14.     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida applicable to contracts made and to be wholly performed therein, without giving effect to its conflict of laws principles.

15.     Counterparts; Facsimile Execution. This Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Option Agreement is legal, valid and binding execution and delivery for all purposes.

16.     Entire Agreement. The Plan and this Option Agreement, and upon execution, the Exercise Notice, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

17.     Severability. In the event one or more of the provisions of this Option Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Option Agreement, and this Option Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

18.    WAIVER OF JURY TRIAL. THE OPTIONEE EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS OPTION AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	CHINA PUBLIC SECURITY TECHNOLOGY, INC.

_______________________	_______________________
Signature	By

_______________________	_______________________
Print Name	Print Name

_______________________	_______________________
Title
_______________________
Residence Address

EXHIBIT A

2007 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

China Public Security Technology, Inc.
21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People’s Republic of China

Attention: _______________

1.     Exercise of Option. Effective as of today, _____________, _____, the undersigned ("Optionee") elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the "Shares") of China Public Security Technology, Inc. under and pursuant to the 2007 Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated ____________, ____ (the "Option Agreement").

2.     Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.     Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.     Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. There shall be no adjustments for dividends or other rights for which the record date is prior to the date of issuance except as provided in the Plan.

5.     Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.     Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

7.     Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review the dispute at its next regular meeting. The resolution of disputes by the Administrator shall be final and binding on all parties.

8.     Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of the State of Florida. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

9.     Notices. Any notice required or permitted hereunder shall be provided in writing and shall be deemed effective if provided in the manner specified in the Option Agreement.

10.  Further Instruments. The parties agree to execute any further instruments and to take any further action as may be reasonably necessary to carry out the purposes and intent of this Option Agreement.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:
OPTIONEE	China Public Security Technology, Inc.

_______________________	_______________________
Signature	By
_______________________	_______________________
Print Name	Print Name
_______________________
_______________________	Title
Address:	Address:

_______________________	_______________________
_______________________	_______________________

_______________________
Date Received